SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 11, 2014

LITHIUM EXPORATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-175883	06-1781911
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

3800 N. Central Avenue, Suite 820
Phoenix, Arizona	85012
(Address of principal executive offices)	(Zip Code)

(480) 641-4790
(Registrant’s telephone number, including area code)

3200 N. Hayden Road, Suite 235, Scottsdale, Arizona 85251
(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

On August 11, 2014, Lithium Exploration Group, Inc. (the “Registrant” or the “ Company”) notified Anderson Bradshaw PLLC (“Anderson”) that it was dismissed as the Registrant’s independent registered public accounting firm. The decision to dismiss Anderson as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on August 11, 2014. Except as noted in the paragraph immediately below, the reports of Anderson on the Company’s financial statements for the years ended June 30, 2013 and 2012 and for the period May 31, 2006 (date of inception of exploration stage) through June 30, 2013 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Anderson on the Company’s financial statements as of and for the years ended June 30, 2013 and 2012 and for the period May 31, 2006 (date of inception of exploration stage) though June 30, 2013 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has an accumulated deficit negative cash flow that raises doubt about its ability to continue as a going concern .

During the years ended June 30, 2013 and 2014 and the period May 31, 2006 (date of inception of exploration stage) through June 30, 2013 , the Company has not had any disagreements with Anderson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Anderson’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended June 30, 2013 and 2012 and the period May 31, 2006 (date of inception of exploration stage) through June 30, 2013 and through August 11, 2014, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Anderson with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Anderson is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On August 11, 2014 (the “Engagement Date”), the Company engaged RBSM LLP (“RBSM ”) as its independent registered public accounting firm for the Company’s fiscal year ended June 30, 2014. The decision to engage RBSM as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with RBSM regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Anderson Bradshaw PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM EXPLORATION GROUP, INC.

Dated: August 12, 2014	By:	/s/ Alexander Walsh
Name: Alexander Walsh
Chief Executive Officer